                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of this report (Date of earliest event reported):  April 2, 2001



                               CLECO CORPORATION
             (Exact name of registrant as specified in its charter)



         LOUISIANA                   1-15759            72-1445282
(State or other jurisdiction  (Commission file number)  (IRS Employer
   of incorporation)                                  Identification No.)


2030 DONAHUE FERRY ROAD, PINEVILLE, LOUISIANA           71360-5226
   (Address of principal executive offices)             (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (318) 484-7400

ITEM 5. OTHER EVENTS

     April 2, 2001, Cleco Corporation (the Company) issued a press release announcing the sale of substantially all of the assets of its subsidiary, Utility Construction & Technology Solutions LLC.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
          Exhibit No.               Description

             99.1            Press release dated April 2, 2001
                             issued by the Company


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Cleco Corporation


Date: April 3, 2001                            /s/ R. Russell Davis
                                               ----------------------------
                                               R. Russell Davis
                                               Vice President and Controller
                                               (Principal Accounting Officer)